Exhibit 10.24

SECURITY AGREEMENT:

EQUIPMENT AND FIXTURES

1. GRANT OF SECURITY INTEREST. For valuable consideration, the undersigned DESIGN WITHIN REACH, INC., a Delaware corporation, or any of them (“Debtor”), hereby grants and transfers to WELLS FARGO HSBC TRADE BANK, NATIONAL ASSOCIATION (“Trade Bank”) a security interest in all goods, tools, machinery, furnishings, furniture and other equipment and fixtures, now or at any time hereafter, and prior to the termination hereof, owned or acquired by Debtor, wherever located, whether in the possession of Debtor or any other person and whether located on Debtor’s property or elsewhere, and all improvements, replacements, accessions and additions thereto and embedded software included therein (collectively called “Collateral”), and including all of the foregoing which are now or hereafter affixed or to be affixed to, and whether or not severed and removed from, the real property located at the addresses set forth on Schedule A attached hereto and incorporated herein by this reference, together with whatever is receivable or received when any of the Collateral or proceeds thereof are sold, leased, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, including without limitation, (a) all accounts, contract rights, chattel paper (whether electronic or tangible), instruments, promissory notes, documents, general intangibles, payment intangibles and other rights to payment of every kind now or at any time hereafter arising out of any such sale, lease, collection, exchange or other disposition of any of the foregoing, (b) all rights to payment, including returned premiums, with respect to any insurance relating to any of the foregoing, and (c) all rights to payment with respect to any claim or cause of action affecting or relating to any of the foregoing (hereinafter called “Proceeds”).

2. OBLIGATIONS SECURED. The obligations secured hereby are the payment and performance of: (a) all present and future Indebtedness of Debtor to Trade Bank; (b) all obligations of Debtor and rights of Trade Bank under this Agreement; and (c) all present and future obligations of Debtor to Trade Bank of other kinds. The word “Indebtedness” is used herein in its most comprehensive sense and includes any and all advances, debts, obligations and liabilities of Debtor, or any of them, heretofore, now or hereafter made incurred or created, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, including under any swap, derivative, foreign exchange, hedge, deposit, treasury management or other similar transaction or arrangement, and whether Debtor may be liable individually or jointly with others, or whether recovery upon such Indebtedness may be or hereafter becomes unenforceable.

3. TERMINATION. This Agreement will terminate upon the performance of all obligations of Debtor to Trade Bank, including without limitation, the payment of all Indebtedness of Debtor to Trade Bank, and the termination of all commitments of Trade Bank to extend credit to Debtor, existing at the time Trade Bank receives written notice from Debtor of the termination of this Agreement.

4. OBLIGATIONS OF TRADE BANK. Trade Bank has no obligation to make any loans hereunder. Any money received by Trade Bank in respect of the Collateral may be deposited, at Trade Bank’s option, into a non-interest bearing account over which Debtor shall have no control, and the same shall, for all purposes, be deemed Collateral hereunder.

5. REPRESENTATIONS AND WARRANTIES. Debtor represents and warrants to Trade Bank that: (a) Debtor’s legal name is exactly as set forth on the first page of this Agreement, and all of Debtor’s organizational documents or agreements delivered to Trade Bank are complete and accurate in every respect; (b) Debtor is the owner and has possession or control of the Collateral and Proceeds; (c) Debtor has the exclusive right to grant a security interest in the Collateral and Proceeds; (d) all Collateral and Proceeds are genuine, free from liens, adverse claims, setoffs, default, prepayment, defenses and conditions precedent of any kind or character, except the lien created hereby or as otherwise agreed to by Trade Bank, or as heretofore disclosed by Debtor to Trade Bank, in writing; (e) all statements contained herein are true and complete in all material respects; (f) no financing statement covering any of the Collateral or Proceeds, and naming any secured party other than Trade Bank, is on file in any public office; and (g) Debtor is not in the business of selling goods of the kind included within the Collateral subject to this Agreement, and Debtor acknowledges that no sale or other disposition of any Collateral, including without limitation, any Collateral which Debtor may deem to be surplus, has been or shall be consented to or acquiesced in by Trade Bank, except as specifically set forth in writing by Trade Bank.

6. COVENANTS OF DEBTOR.

(a) Debtor agrees in general: (i) to pay Indebtedness secured hereby when due; (ii) to indemnify Trade Bank against all losses, claims, demands, liabilities and expenses of every kind caused by property subject hereto; (iii) to permit Trade Bank to exercise its powers; (iv) to execute and deliver such documents as Trade Bank deems necessary to create, perfect and continue the security interests contemplated hereby; (v) not to change its name, and as applicable, its chief executive office, its principal residence or the jurisdiction in which it is organized and/or registered without giving Trade Bank prior written notice thereof; (vi) not to change the places where Debtor keeps any Collateral or Debtor’s records concerning the Collateral and Proceeds without giving Trade Bank prior written notice of the address to which Debtor is moving same; and (vii) to cooperate with Trade Bank in perfecting all security interests granted herein and in obtaining such agreements from third parties as Trade Bank deems necessary, proper or convenient in connection with the preservation, perfection or enforcement of any of its rights hereunder.

(b) Debtor agrees with regard to the Collateral and Proceeds, unless Trade Bank agrees otherwise in writing: (i) that Trade Bank is authorized to file financing statements in the name of Debtor to perfect Trade Bank’s security interest in Collateral and Proceeds; (ii) to insure the Collateral with Trade Bank named as loss payee, in form, substance and amounts, under agreements, against risks and liabilities, and with insurance companies satisfactory to Trade Bank; (iii) to operate the Collateral in accordance with all applicable statutes, rules and regulations relating to the use and control thereof, and not to use the Collateral for any unlawful purpose or in any way that would void any insurance required to be carried in connection therewith; (iv) not to permit any lien on the Collateral or Proceeds, including without limitation, liens arising from repairs to or storage of the Collateral, except in favor of Trade Bank; (v) to pay when due all license fees, registration fees and other charges in connection with any Collateral; (vi) not to remove the Collateral from Debtor’s premises except in the ordinary course of Debtor’s business; (vii) not to sell, hypothecate or otherwise dispose of, nor permit the transfer by operation of law of, any of the Collateral or Proceeds or any interest therein; (viii) not to rent, lease or charter the Collateral; (ix) to permit Trade Bank to inspect the Collateral at any time; (x) to keep, in accordance with generally accepted accounting principles, complete and accurate records regarding all Collateral and Proceeds, and to permit Trade Bank to inspect the same and make copies thereof at any reasonable time; (xi) if requested by Trade Bank, to receive and use reasonable diligence to collect Proceeds, in trust and as the property of Trade Bank, and to immediately endorse as appropriate and deliver such Proceeds to Trade Bank daily in the exact form in which they are received together with a collection report in form satisfactory to Trade Bank; (xii) not to commingle Proceeds or collections thereunder with other property; (xiii) to give only normal allowances and credits and to advise Trade Bank thereof immediately in writing if they affect any Collateral or Proceeds in any material respect; (xiv) in the event Trade Bank elects to receive payments of Proceeds hereunder, to pay all expenses incurred by Trade Bank in connection therewith, including expenses of accounting, correspondence, collection efforts, reporting to account or contract debtors, filing, recording, record keeping and expenses incidental thereto; and (xv) to provide any service and do any other acts which may be necessary to maintain, preserve and protect all Collateral and, as appropriate and applicable, to keep the Collateral in good and saleable condition and repair, to deal with the Collateral in accordance with the standards and practices adhered to generally by owners of like property, and to keep all Collateral and Proceeds free and clear of all defenses, rights of offset and counterclaims.

7. POWERS OF TRADE BANK. Debtor appoints Trade Bank its true attorney in fact to perform any of the following powers, which are coupled with an interest, are irrevocable until termination of this Agreement and may be exercised from time to time by Trade Bank’s officers and employees, or any of them, whether or not Debtor is in default: (a) to perform any obligation of Debtor hereunder in Debtor’s name or otherwise; (b) to give notice to account debtors or others of Trade Bank’s rights in the Collateral and Proceeds, to enforce or forebear from enforcing the same and make extension or modification agreements with respect thereto; (c) to release persons liable on Proceeds and to give receipts and acquaintances and compromise disputes in connection therewith; (d) to release or substitute security; (e) to resort to security in any order; (f) to prepare, execute, file, record or deliver notes, assignments, schedules, designation statements, financing statements, continuation statements, termination statements, statements of assignment, applications for registration or like papers to perfect, preserve or release Trade Bank’s interest in the Collateral and Proceeds; (g) to receive, open and read mail addressed to Debtor; (h) to take cash, instruments for the payment of money and other property to which Trade Bank is entitled; (i) to verify facts concerning the Collateral and Proceeds by inquiry of obligors thereon, or otherwise, in its own name or a fictitious name; (j) to endorse, collect, deliver and receive payment under instruments for the payment of money constituting or relating to Proceeds; (k) to prepare, adjust, execute, deliver and receive payment under insurance claims, and to collect and receive payment of and endorse any instrument in payment of loss or returned premiums or any other insurance refund or return, and to apply such amounts received by Trade Bank, at Trade Bank’s sole option, toward repayment of the Indebtedness or replacement of the Collateral; (l) to exercise all rights, powers and remedies which Debtor would have, but for this Agreement, with respect to all the Collateral and Proceeds subject hereto; (m) to enter onto Debtor’s premises in inspecting the Collateral; and (n) to do all acts and things and execute all documents in the name of Debtor or otherwise, deemed by Trade Bank as necessary, proper and convenient in connection with the preservation, perfection or enforcement of its rights hereunder.

8. PAYMENT OF PREMIUMS, TAXES, CHARGES, LIENS AND ASSESSMENTS. Debtor agrees to pay, prior to delinquency, all insurance premiums, taxes, charges, liens and assessments against the Collateral and Proceeds, and upon the failure of Debtor to do so, Trade Bank at its option may pay any of them and shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same. Any such payments made by Trade Bank shall be obligations of Debtor to Trade Bank, due and payable immediately upon demand, together with interest at a rate determined in accordance with the provisions of this Agreement, and shall be secured by the Collateral and Proceeds, subject to all terms and conditions of this Agreement.

9. EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an “Event of Default” under this Agreement: (a) any default in the payment or performance of any obligation, or any defined event of default, under (i) any contract or instrument evidencing any Indebtedness, or (ii) any other agreement between Debtor and Trade Bank, including without limitation any loan agreement, relating to or executed in connection with any Indebtedness; (b) any representation or warranty made by Debtor herein shall prove to be incorrect, false or misleading in any material respect when made; (c) Debtor shall fail to observe or perform any obligation or agreement contained herein; (d) any impairment of the rights of Trade Bank in any Collateral or Proceeds, or any attachment or like levy on any property of Debtor; and (e) Trade Bank, in good faith, believes any or all of the Collateral and/or Proceeds to be in danger of misuse, dissipation, commingling, loss, theft, damage or destruction, or otherwise in jeopardy or unsatisfactory in character or value.

10. REMEDIES. Upon the occurrence of any Event of Default, Trade Bank shall have the right to declare immediately due and payable all or any Indebtedness secured hereby and to terminate any commitments to make loans or otherwise extend credit to Debtor. Trade Bank shall have all other rights, powers, privileges and remedies granted to a secured party upon default under the California Uniform Commercial Code or otherwise provided by law, including without limitation, the right (a) to contact all persons obligated to Debtor on any Collateral or Proceeds and to instruct such persons to deliver all Collateral and/or Proceeds directly to Trade Bank, and (b) to sell, lease, license or otherwise dispose of any or all Collateral. All rights, powers, privileges and remedies of Trade Bank shall be cumulative. No delay, failure or discontinuance of Trade Bank in exercising any right, power, privilege or remedy hereunder shall affect or operate as a waiver of such right, power, privilege or remedy; nor shall any single or partial exercise of any such right, power, privilege or remedy preclude, waive or otherwise affect any other or further exercise thereof or the exercise of any other right, power, privilege or remedy. Any waiver, permit, consent or approval of any kind by Trade Bank of any default hereunder, or any such waiver of any provisions or conditions hereof, must be in writing and shall be effective only to the extent set forth in writing. It is agreed that public or private sales or other dispositions, for cash or on credit, to a wholesaler or retailer or investor, or user of property of the types subject to this Agreement, or public auctions, are all commercially reasonable since differences in the prices generally realized in the different kinds of dispositions are ordinarily offset by the differences in the costs and credit risks of such dispositions. While an Event of Default exists: (a) Debtor will deliver to Trade Bank from time to time, as requested by Trade Bank, current lists of all Collateral and Proceeds; (b) Debtor will not dispose of any Collateral or Proceeds except on terms approved by Trade Bank; (c) at Trade Bank’s request, Debtor will assemble and deliver all Collateral and Proceeds, and books and records pertaining thereto, to Trade Bank at a reasonably convenient place designated by Trade Bank; and (d) Trade Bank may, without notice to Debtor, enter onto Debtor’s premises and take possession of the Collateral. Debtor further agrees that Trade Bank shall have no obligation to process or prepare any Collateral for sale or other disposition.

11. DISPOSITION OF COLLATERAL AND PROCEEDS; TRANSFER OF INDEBTEDNESS. In disposing of Collateral hereunder, Trade Bank may disclaim all warranties of title, possession, quiet enjoyment and the like. Any proceeds of any disposition of any Collateral or Proceeds, or any part thereof, may be applied by Trade Bank to the payment of expenses incurred by Trade Bank in connection with the foregoing, including reasonable attorneys’ fees, and the balance of such proceeds may be applied by Trade Bank toward the payment of the Indebtedness in such order of application as Trade Bank may from time to time elect. Upon the transfer of all or any part of the Indebtedness, Trade Bank may transfer all or any part of the Collateral or Proceeds and shall be fully discharged thereafter from all liability and responsibility with respect to any of the foregoing so transferred, and the transferee shall be vested with all rights and powers of Trade Bank hereunder with respect to any of the foregoing so transferred; but with respect to any Collateral or Proceeds not so transferred, Trade Bank shall retain all rights, powers, privileges and remedies herein given.

12. STATUTE OF LIMITATIONS. Until all Indebtedness shall have been paid in full and all commitments by Trade Bank to extend credit to Debtor have been terminated, the power of sale or other disposition and all other rights, powers, privileges and remedies granted to Trade Bank hereunder shall continue to exist and may be exercised by Trade Bank at any time and from time to time irrespective of the fact that the Indebtedness or any part thereof may have become barred by any statute of limitations, or that the personal liability of Debtor may have ceased, unless such liability shall have ceased due to the payment in full of all Indebtedness secured hereunder.

13. MISCELLANEOUS. When there is more than one Debtor named herein: (a) the word “Debtor” shall mean all or any one or more of them as the context requires; (b) the obligations of each Debtor hereunder are joint and several; and (c) until all Indebtedness shall have been paid in full, no Debtor shall have any right of subrogation or contribution, and each Debtor hereby waives any benefit of or right to participate in any of the Collateral or Proceeds or any other security now or hereafter held by Trade Bank. Debtor hereby waives any right to require Trade Bank to (i) proceed against Debtor or any other person, (ii) marshal assets or proceed against or exhaust any security from Debtor or any other person, (iii) perform any obligation of Debtor with respect to any Collateral or Proceeds, and (d) make any presentment or demand, or give any notice of nonpayment or nonperformance, protest, notice of protest or notice of dishonor hereunder or in connection with any Collateral or Proceeds. Debtor further waives any right to direct the application of payments or security for any Indebtedness of Debtor or indebtedness of customers of Debtor.

14. NOTICES. All notices, requests and demands required under this Agreement must be in writing, addressed to Trade Bank at the address specified in any other loan documents entered into between Debtor and Trade Bank and to Debtor at the address of its chief executive office (or principal residence, if applicable) specified below or to such other address as any party may designate by written notice to each other party, and shall be deemed to have been given or made as follows: (a) if personally delivered, upon delivery; (b) if sent by mail, upon the earlier of the date of receipt or three (3) days after deposit in the U.S. mail, first class and postage prepaid; and (c) if sent by telecopy, upon receipt.

15. COSTS, EXPENSES AND ATTORNEYS’ FEES. Debtor shall pay to Trade Bank immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including reasonable attorneys’ fees (to include outside counsel fees and all allocated costs of Trade Bank’s in-house counsel), expended or incurred by Trade Bank in connection with (a) the perfection and preservation of the Collateral or Trade Bank’s interest therein, and (b) the realization, enforcement and exercise of any right, power, privilege or remedy conferred by this Agreement, whether incurred at the trial or appellate level, in an arbitration proceeding or otherwise, and including any of the foregoing incurred in connection with any bankruptcy proceeding (including without limitation, any adversary proceeding, contested matter or motion brought by Trade Bank or any other person) relating to Debtor or in any way affecting any of the Collateral or Trade Bank’s ability to exercise any of its rights or remedies with respect thereto. All of the foregoing shall be paid by Debtor with interest from the date of demand until paid in full at a rate per annum equal to the greater of ten percent (10%) or Wells Fargo Bank’s Prime Rate in effect from time to time.

16. SUCCESSORS; ASSIGNS; AMENDMENT. This Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties, and may be amended or modified only in writing signed by Trade Bank and Debtor.

17. OBLIGATIONS OF MARRIED PERSONS. Any married person who signs this Agreement as Debtor hereby expressly agrees that recourse may be had against his or her separate property for all his or her Indebtedness to Trade Bank secured by the Collateral and Proceeds under this Agreement.

18. SEVERABILITY OF PROVISIONS. If any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or any remaining provisions of this Agreement.

19. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

Debtor warrants that Debtor is an organization registered under the laws of Delaware.

Debtor warrants that its chief executive office (or principal residence, if applicable) is located at the following address: 225 Bush Street, 20th Floor, San Francisco, CA 94104.

Debtor warrants that the Collateral (except goods in transit) is located or domiciled at the following additional addresses: See Schedule B attached hereto, all terms of which are incorporated herein by this reference.

IN WITNESS WHEREOF, this Agreement has been duly executed as of July 17, 2006.

DESIGN WITHIN REACH, INC.

By:	/s/ Ray Brunner
Title:	President and Chief Executive Officer

SCHEDULE A TO SECURITY AGREEMENT

This Schedule A is attached to and made a part of that certain Security Agreement: Equipment and Fixtures dated as of July 17, 2006, executed by DESIGN WITHIN REACH, INC., a Delaware corporation (“Debtor”) for the benefit of WELLS FARGO HSBC TRADE BANK, NATIONAL ASSOCIATION (“Trade Bank”).

ADDRESSES OF REAL PROPERTY:

Store Locations:

4821 N Scottsdale Rd. Ste 101, Scottsdale, AZ 85251

1770 Fourth Street, Berkeley, CA 94710

9647 Brighton Way, Beverly Hills, CA 90210

1152 Burlingame Ave., Burlingame, CA 94010

973 Moraga Road, Lafayette, CA 94549

8070 Beverly Blvd., Los Angeles, CA 90048

451 Manhattan Beach Blvd., Unit B100, Manhattan Beach, CA 90266

420 Miller Avenue, Mill Valley, CA 94941

Fashion Island - 401 Newport Center Dr A101, Newport Beach, CA 92660

447 University Ave., Palo Alto, CA 94301

60 West Green Street, Pasadena, CA 91105

1020 16th Street, Sacramento, CA 95814

393 7th Ave., San Diego, CA 92101

1913 Fillmore Street, San Francisco, CA 94115

455 Jackson Street, San Francisco, CA 94111

2299 Alameda St., San Francisco, CA 94103

Santana Row - 3080 Stevens Creek Blvd #1010, San Jose, CA 95128

607 State Street, Santa Barbara, CA 93101

332-A Santa Monica Blvd., Santa Monica, CA 90401

2049 Broadway, Boulder, CO 80302

2500 E 2nd Ave., Suite 120, Denver, CO 80206

86 Greenwich Ave., Greenwich, CT 06830

36 Elm Street, Westport, CT 06880

1838 Columbia Rd. NW, Washington, DC 20009

3307 Cady’s Alley N.W., Washington, DC 20007

77 Miracle Mile, Coral Gables, FL 33134

927 Lincoln Road, Ste 101, (at Michigan Ave.), Miami Beach, FL 33139

230 Clematis St., West Palm Beach, FL 33401

295 E Paces Ferry Rd NE, Atlanta, GA 30305

1574 North Kingsbury, Chicago, IL 60622

10 East Ohio, (at N. State Street), Chicago, IL 60611

1710 Sherman Avenue, Evanston, IL 60201

519 Tremont Street, Boston, MA 02116

1030 Massachusetts Ave., Cambridge, MA 02138

4828 Saint Elmo Avenue, Bethesda, MD 20814

168 West Maple Road, Birmingham, MI 48009

2939 Hennepin Avenue South, Minneapolis, MN 55408

42 Maryland Plaza, St. Louis, MO 63108

55 Hartz Way, Secaucus, NJ 07094

30 Nassau St., Princeton, NJ 08542

750 South Rampart Blvd, Ste. 4, Las Vegas, NV 89145

30 Park Place, East Hampton, NY 11937

142 Wooster St., New York, NY 10012

76 Montague St., Brooklyn, NY 11201

341 Columbus Ave., New York, NY 10024

27 East 62nd St., New York, NY 10021

903 Broadway Line, (at 20th Street), New York, NY 10010

124 Hudson St., New York City, NY 10013

408 West 14th Street, New York, NY 10014

1085 Northern Blvd., Roslyn, NY 11576

28849 Chagrin Blvd., Cleveland, OH 44122

3955 Townsfair Way, Space L-10, Columbus, OH 43219

1200 N.W. Everett, Portland, OR 97209

7475 SW Bridgeport Rd., Tigard, OR 97224

1710 Walnut Street, Philadelphia, PA 19103

210 Westminster Street, Providence, RI 02903

200 West Second St., Austin, TX 78701

4524 McKinney Ave, Suite 103, Dallas, TX 75205

1956 West Gray, Houston, TX 77019

252 Grand Avenue, Southlake Town Square, Southlake, TX 76092

126 Central Way, Kirkland, WA 98033

1918 First Avenue, Seattle, WA 98101

167 N. Broadway, Milwaukee, WI 53202

Headquarters Location:

225 Bush Street, 20th Floor, San Francisco, CA 94104

Warehouse Location:

2360 Progress Drive, Hebron, KY 41048

SCHEDULE B TO SECURITY AGREEMENT

This Schedule B is attached to and made a part of that certain Security Agreement: Equipment and Fixtures dated as of July 17, 2006, executed by DESIGN WITHIN REACH, INC., a Delaware corporation (“Debtor”) for the benefit of WELLS FARGO HSBC TRADE BANK, NATIONAL ASSOCIATION (“Trade Bank”).

Store Locations:

4821 N Scottsdale Rd. Ste 101, Scottsdale, AZ 85251

1770 Fourth Street, Berkeley, CA 94710

9647 Brighton Way, Beverly Hills, CA 90210

1152 Burlingame Ave., Burlingame, CA 94010

973 Moraga Road, Lafayette, CA 94549

8070 Beverly Blvd., Los Angeles, CA 90048

451 Manhattan Beach Blvd., Unit B100, Manhattan Beach, CA 90266

420 Miller Avenue, Mill Valley, CA 94941

Fashion Island - 401 Newport Center Dr A101, Newport Beach, CA 92660

447 University Ave., Palo Alto, CA 94301

60 West Green Street, Pasadena, CA 91105

1020 16th Street, Sacramento, CA 95814

393 7th Ave., San Diego, CA 92101

1913 Fillmore Street, San Francisco, CA 94115

455 Jackson Street, San Francisco, CA 94111

2299 Alameda St., San Francisco, CA 94103

Santana Row - 3080 Stevens Creek Blvd #1010, San Jose, CA 95128

607 State Street, Santa Barbara, CA 93101

332-A Santa Monica Blvd., Santa Monica, CA 90401

2049 Broadway, Boulder, CO 80302

2500 E 2nd Ave., Suite 120, Denver, CO 80206

86 Greenwich Ave., Greenwich, CT 06830

36 Elm Street, Westport, CT 06880

1838 Columbia Rd. NW, Washington, DC 20009

3307 Cady’s Alley N.W., Washington, DC 20007

77 Miracle Mile, Coral Gables, FL 33134

927 Lincoln Road, Ste 101, (at Michigan Ave.), Miami Beach, FL 33139

230 Clematis St., West Palm Beach, FL 33401

295 E Paces Ferry Rd NE, Atlanta, GA 30305

1574 North Kingsbury, Chicago, IL 60622

10 East Ohio, (at N. State Street), Chicago, IL 60611

1710 Sherman Avenue, Evanston, IL 60201

519 Tremont Street, Boston, MA 02116

1030 Massachusetts Ave., Cambridge, MA 02138

4828 Saint Elmo Avenue, Bethesda, MD 20814

168 West Maple Road, Birmingham, MI 48009

2939 Hennepin Avenue South, Minneapolis, MN 55408

42 Maryland Plaza, St. Louis, MO 63108

55 Hartz Way, Secaucus, NJ 07094

30 Nassau St., Princeton, NJ 08542

750 South Rampart Blvd, Ste. 4, Las Vegas, NV 89145

30 Park Place, East Hampton, NY 11937

142 Wooster St., New York, NY 10012

76 Montague St., Brooklyn, NY 11201

341 Columbus Ave., New York, NY 10024

27 East 62nd St., New York, NY 10021

903 Broadway Line, (at 20th Street), New York, NY 10010

124 Hudson St., New York City, NY 10013

408 West 14th Street, New York, NY 10014

1085 Northern Blvd., Roslyn, NY 11576

28849 Chagrin Blvd., Cleveland, OH 44122

3955 Townsfair Way, Space L-10, Columbus, OH 43219

1200 N.W. Everett, Portland, OR 97209

7475 SW Bridgeport Rd., Tigard, OR 97224

1710 Walnut Street, Philadelphia, PA 19103

210 Westminster Street, Providence, RI 02903

200 West Second St., Austin, TX 78701

4524 McKinney Ave, Suite 103, Dallas, TX 75205

1956 West Gray, Houston, TX 77019

252 Grand Avenue, Southlake Town Square, Southlake, TX 76092

126 Central Way, Kirkland, WA 98033

1918 First Avenue, Seattle, WA 98101

167 N. Broadway, Milwaukee, WI 53202

225 Bush Street, 20th Floor, San Francisco, CA 94104

Warehouse Location:

2360 Progress Drive, Hebron, KY 41048